MERRILL LYNCH
MUNICIPAL
STRATEGY
FUND, INC.



[FUND LOGO]
STRATEGIC
          Performance



Quarterly Report
January 31, 1998



Officers and Directors
Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
John M. Loffredo, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004



This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Municipal Strategy Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Municipal
Strategy Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                           #MSTR01 -- 1/98



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Printed on post-consumer recycled paper



MERRILL LYNCH MUNICIPAL STRATEGY FUND, INC.

The Benefits and
Risks of
Leveraging

Merrill Lynch Municipal Strategy Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.



         Merrill Lynch Municipal Strategy Fund, Inc., January 31, 1998

DEAR SHAREHOLDER

For the three months ended January 31, 1998, the Common Stock of Merrill Lynch Municipal Strategy Fund, Inc. earned $0.174 per share income dividends. This represents a net annualized yield of 6.33%, based on a month-end net asset value of $11.02 per share. Over the same period, the total investment return on the Fund's Common Stock was +4.76%, based on a change in per share net asset value from $10.87 to $11.02, and assuming reinvestment of $0.315 per share income dividends and $0.047 per share capital gains distributions.

For the three-month period ended January 31, 1998, the Fund's Auction Market Preferred Stock had an average yield of 5.12%, which included capital gains distributions.

The Municipal Market Environment
During the three months ended January 31, 1998, long-term bond yields declined to recent historic lows. While the positive combination of moderate economic growth and low inflation continued to support lower interest rates, much of the recent decline in bond yields was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended January 31, 1998, US Treasury bond yields declined approximately 50 basis points (0.50%) to 5.81%.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined dramatically as have taxable US Treasury securities. Long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Index, declined only 15 basis points to end the six-month period ended January 31, 1998 at 5.33%. Nevertheless, tax-exempt bond yields have not reached these levels since the mid-1970s.

The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. During the last six months, over $120 billion in new long-term municipal bonds were underwritten, an increase of over 30% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 20%, compared to the same three-month period ended January 31, 1997. During the past month, over $16 billion in new long-term municipal securities were underwritten, representing an increase of over 40% compared to the January 1997 level.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Additionally, some decline in consumer spending can also be expected because of reduced consumer confidence. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the equity market's corrections can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion -- $220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least, exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $23 billion in January coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of December 1997), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy
We began the January quarter constructive on the interest rate outlook. The economic expansion was entering its seventh year with benign inflation. Equity markets throughout the world entered into a very volatile period triggered by the currency crisis in the Far East. The bond market staged a significant rally, based upon the prospect of slower global growth in 1998. Our constructive portfolio strategy enabled the Fund to achieve a total return above the industry average of similar tax-exempt municipal bond funds. Looking ahead, we anticipate maintaining this strategy. We believe the US economy will moderate with inflation and interest rates declining, based on the Asian financial turmoil.

The yield on the Fund's Preferred Stock was trading between 3.40% -- 4.00% during the three months ended January 31, 1998. Leverage continues to benefit Common Stock shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Municipal
Strategy Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT A. DIMELLA
Robert A. DiMella
Vice President and Portfolio Manager

/S/JOHN M. LOFFREDO
John M. Loffredo
Vice President and Portfolio Manager

February 27, 1998



PORTFOLIO COMPOSITION

For the Quarter Ended January 31, 1998

Top Ten States*
Colorado                                                 9.33%
Florida                                                  9.22
New York                                                 5.84
Texas                                                    5.19
Illinois                                                 5.02
Massachusetts                                            4.59
Puerto Rico                                              4.49
California                                               4.42
New Mexico                                               4.42
Ohio                                                     4.16
                                                      -------
Total Top Ten                                           56.68
Total Others                                            43.32
                                                      -------
Total Portfolio                                        100.00%
                                                      =======

Net assets as of January 31, 1998 were $157,358,641.



[GRAPHIC OMITTED: PIE CHART OF QUALITY RATINGS*
(BASED ON NATIONALLY RECOGNIZED RATING SERVICES)]

Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa -- 43%
AA/Aa -- 13%
A/A -- 14%
BBB/Baa -- 8%
BB/Ba -- 9%
B/B -- 1%
NR+ -- 11%
Other++ -- 1%

 * Based on total market value of the portfolio as of January 31, 1998.
 + Not Rated.
++ Temporary investments in short-term municipal securities.